Exhibit 10.15

REGULATION D

SECURITIES PURCHASE AGREEMENT

This Regulation D Stock Purchase Agreement (the “Agreement”), is dated as of May [   ]. 2020 (the “Effective Date”) between American BriVision (Holding) Corp., a Nevada corporation having principal offices at 44370 Old Warm Springs Blvd., Fremont, CA 94538 (the “Company”), and the individual purchaser identified on the signature page hereto (the “Purchaser”).

Whereas, the Company intends to sell and offer (“Offering”) certain shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrant to purchase certain shares of Common Stock in reliance on an exemption provided by Regulation D of Securities Act of 1933, as amended (“Securities Act”) to certain purchasers listed in Exhibit B (each, a “Purchaser”, together, the “Purchasers”), who severally but not jointly enters into this Agreement and makes representations and warranties hereunder;

Whereas, as of the date of this Agreement, the Company’s Common Stock is quoted on the OTCQB market, trading symbol “ABVC”;

Whereas, the Purchaser wishes to purchase from the Company certain amount of the Company’s common stock as set forth on the signature page herein pursuant to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Notes as set forth herein.

ARTICLE I

PURCHASE, SALE AND TERMS OF SHARES

1.1 The Shares. The Company agrees to issue and sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, and the Purchaser agrees to purchase from the Company (i) such number of shares of the Common Stock as set forth on the signature page herein, (the “Shares”) and (ii) a warrant to purchase such number of shares of Common stock as set forth on the signature page herein, (the “Warrant”), for an aggregate subscription amount (the “Subscription Amount”) equal to the product of (x) number of the Shares and (y) the price of $2.25 per share. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, prior to receipt by the Company of the Subscription Amount, or any applicable portion thereof, as set forth in Article II hereafter.

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1.2 Payment of Subscription Amount; Closing. The closing of the transactions contemplated hereby shall take place on a rolling close basis (each, a “Closing”, such date of Closing, the “Closing Date”). The Company reserves the right, in its discretion, to reject any subscription, in whole or in part, for any reason or to waive conditions to the purchase of the Common Stock. The net proceeds of such Subscription Amount will be returned to any Purchaser in the event that the Company does not accept the Purchaser’s purchase. The offering period and final closing date will be no later than 4:00 p.m. Eastern Standard Time, on [            ], 2020 (unless otherwise extended for an additional 30 days at the Company’s sole discretion) (“Final Closing Date”), or at such other location, date and time, as may be determined by the Company, or by facsimile or other electronic means (such closing being called the “Final Closing”). Within three (3) business days of the applicable Closing Date or the Final Closing Date, the Purchaser hereby agrees to pay the Subscription Amount by wire transfer to the Company per the Company’s wiring instruction. The Company will, within a reasonable period of time upon receipt of the Subscription Amount, cause the shareholder registration maintained by the Company’s transfer agent updated to reflect the Purchaser’s ownership of the Shares, or have the Share certificates to be delivered to the Purchaser per the Purchaser’s request, and deliver the Warrant to the Purchaser.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1. Representations by the Purchaser. The Purchaser makes the following representations and warranties to the Company:

(a) Access to Information. The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company. The Purchaser acknowledges that it understands that the Company publishes periodic reports under the Securities Exchange Act of 1934 on the website of the Securities and Exchange Commission (the “SEC”), which can be accessed at www.sec.gov. Such Purchaser has read the Company’s periodic reports available online and acknowledges that such information is sufficient for the Purchaser to evaluate the risks of investing in the Shares. The Purchaser is not relying on any disclosures concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in the public reports filed by the Company with the SEC.

(b) Sophistication and Knowledge. The Purchaser and/or with its representative(s) has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser’s own advisor(s).

(c) Lack of Liquidity. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

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(d) Authority. The Purchaser has the full right and power to enter into and perform pursuant to this Agreement and to make an investment in the Company, and this Agreement constitutes the Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

(e) Regulation D Exemption. Each Purchaser severally and not jointly hereby represents and warrants to, and covenants with, the Company (which representations, warranties and covenants shall survive the closing of this Agreement) as of the date hereof and as of the Effective Date that

(1) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law or regulation applicable to the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(2) all information furnished in the Investor Questionnaire, form of which is attached hereto as Exhibit A (the “Investor Questionnaire”) completed is true and correct in all respects;

(3) the Purchaser acknowledges that the sale of the Shares hereunder is being made pursuant to an exemption from registration under the Securities Act in compliance with Regulation D promulgated under the Securities Act, and that the Purchaser is an “accredited investor”, as defined in Rule 501 of Regulation D, as set out in the Investor Questionnaire;

(4) the Purchaser is acquiring the Shares for investment purposes for its own account and not on behalf of any U.S. person, and not with a view to a distribution of all or any part thereof. The Purchaser is aware that there are legal and practical limits on its ability to sell or dispose of the Shares and therefore, that the Purchaser must bear the economic risk of its investment for an indefinite period of time. The Purchaser has adequate means of providing for its current needs and anticipated contingencies and has no need for liquidity of this investment. The Purchaser’s commitment to illiquid investments is reasonable in relation to its net worth;

(5) the Purchaser (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(6) the Purchaser is not aware of any advertisement of any of the Shares and is not acquiring any of the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

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(7) no person has made any written or oral representations to the Purchaser:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the Subscription Amount of any of the Shares; or

(iii) as to the future price or value of any of the Shares; and

(f) Indemnification. The Purchaser will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith.

(g) Restricted Securities.

(1) The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that this offering is not intended to be part of the public offering, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act.

(2) Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

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(3) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

(4) The Purchaser hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, any certificates representing the Shares may bear a restrictive legend pursuant to applicable laws and may include language substantially similar to the below:

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants as follows:

3.1 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and to execute and deliver this Agreement and other instruments, agreements and documents contemplated herein (together with this Agreement, the “Transaction Documents”), to issue, sell and deliver the Shares and to perform its other obligations pursuant hereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

3.2 Corporate Action. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.  The Shares have been duly authorized.  The issuance, sale and delivery of the Shares have been duly authorized by all required corporate action on the part of the Company.  The Shares, when issued and paid for in accordance with the Transaction Documents, will be validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as expressly set forth in the Transaction Documents.

3.3 Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents except for any filings required by applicable securities laws.

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3.4 Reserved.

3.5 Compliance with Other Instruments. The Company is in compliance in all material respects with its Certificate of Incorporation and Bylaws, each as amended and/or restated to date.  The Company is in compliance in all material respects with all judgments, decrees, governmental orders, laws, statutes, rules or regulations by which it is bound or to which it or any of its properties or assets are subject.  Neither the execution and delivery of the Transaction Documents nor the issuance of the Shares, nor the consummation or performance of any transaction contemplated hereby or thereby, has constituted or resulted in or will constitute or result in a default or violation of, create a conflict with, trigger any “change of control” or other right of any person under, or require any consent, waiver, release or approval under or with respect to, any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations.

3.6 Disclosure. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in writing by the Company to the Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now foresee, materially adversely affect the business, operations, properties, Intellectual Property Rights, assets or condition, financial or other, of the Company.  Without limiting the foregoing, the Company has no knowledge that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the business, operations, Intellectual Property Rights, affairs or financial condition of the Company.

3.7 Brokers or Finders.  No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or its respective agents.

3.8 Resale Restrictions.  The parties hereby acknowledge and agree that the Company shall be required, as a term of this contract, to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation D, or pursuant to a registration statement, or another exemption from registration, under the Securities Act.

3.9 Rule 155(c) Representation. The Company hereby acknowledges that no securities were sold in the offering sought to be registered by the Company’s registration statement on Form S-1 (File No. 333-228387) originally filed with SEC on November 14, 2018, together with all exhibits and amendments thereto (the “Registered Statement”). The Company voluntarily withdrew the Registration Statement on February 24, 2020, the effective date of the withdrawal. Neither the Company nor any person acting on the Company’s behalf engaged in any effort to sell equity securities of the Company within the thirty (30) calendar day period immediately following the effective date of the withdrawal of the Registered Statement. The SEC reports filed by the Company disclosed all changes in the Company’s business or financial condition that occurred after the Company filed the Registration Statement that are material to the Purchaser’s investment decision in the private placement. Accordingly, the Company is entitled to the protection of Rule 155(c) under the Securities Act.

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ARTICLE IV

MISCELLANEOUS

4.1 Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

4.2 Amendments; Waivers and Consents.  Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party.  Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.3 Addresses for Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to Company and/or to the Purchaser. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

4.4 Costs; Expenses and Taxes. Each party shall be responsible for its expenses and fees incurred in connection with the negotiation, drafting and completion of the Transaction Documents and all related matters, including without limitation the legal fees. The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder.

4.5 Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and assigns. This Agreement shall become effective on the Effective Date as defined in the Recital.

4.6 Survival of Representations and Warranties. All representations and warranties made in the Transaction Documents, with respect to the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

4.7 Prior Agreements. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

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4.8 Severability. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

4.9 Governing Law; Jurisdiction.

(a) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of New York without giving effect to the choice of laws or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought in the State of New York and the County of New York and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.

(b) The Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

4.10 Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

4.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

4.12 Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents.

[Signature Page to Follow]

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[Signature Page to Securities Purchase Agreement for American BriVision (Holding) Corporation]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

AMERICAN BRIVISION (HOLDING) CORPORATION

By:
Name:	Howard Doong
Title:	Chief Executive Officer

INVESTOR

By:
Name:
Title:

Address:
Phone: Subscription Amount: US$_________________ Shares: _________________ Warrant Shares: __________________

Check Method of Payment:

☐	Check enclosed: $

OR

☐	Please wire $ from my account held at:

Account Title:

Account Number:

To the following instructions:

Account holder name: American BriVision Corporation

Address: 44370 Old Warm Springs Blvd., Fremont, CA 94539

Account number: 325098740235

Bank Name: Bank of America

Bank Address: 46786 Mission Blvd, Fremont, CA 94539

SWIFT codes:	BOFAUS6S- for incoming foreign wires in foreign currency

BOFAUS3N- for incoming foreign wires in U.S. dollars

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Check Method of Delivery of The Shares:

☐	Stock Certificate Delivery Instructions:

1.
Name in which Shares should be issued

2.
Address in which Shares should be registered (including the zip code)

3.
Delivery mailing address (only if different from the above) (including the zip code)

OR

☐	DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:

Name: __________________________

Address: ________________________

Attention: ________________________

Telephone No.: ___________________

Email:__________________

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EXHIBIT A TO

THE SECURITIES PURCHASE AGREEMENT

Investor Questionnaire

The purpose of this Statement is to obtain information relating to whether or not you are an accredited investor as defined in Securities and Exchange Regulation D as well as your knowledge and experience in financial and business matters and to your ability to bear the economic risks of an investment in the Company.

As used in Regulation D, the following terms shall have the meaning indicated:

a. Accredited investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1.	Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in section 202(a)22 of the Investment Advisers Act of 1940;

3.	Any organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000, excluding the value of the person’s primary residence, but including any excess liability between the value of the residence and the amount of any obligation(s) thereon;

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6.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

8.	Any entity in which all of the equity owners are accredited investors.

Please provide the following information:

1.	Name, Home Address and Telephone Number:

Name

Address

Telephone (_____) ______________________________

2.	Residence

(a)	If an individual, what is your principal place of residence?

(b)	If not an individual:

(1)	Where is your principal place of business?

(2)	Where are your executive headquarters?

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(3)	If a partnership, in which states(s) does (do) each of your partners reside?

(4)	If a corporation, what is your state of incorporation?

(5)	If a trust, in which state(s) does (do) each of the beneficiaries reside?

3.	Business or occupation (including title):

4.	Educational background (level, degrees completed):

5.	Net Worth, Partners’ Capital or Total Assets (check one):

_____ $5,000,000 or more

_____ $1,000,000-$5,000,000

_____ Less than $1,000,000

6.	For individual or married persons only - Gross income for each of the last 2 years (check one):

_____ $300,000 or more

_____ $200,000 - $300,000

_____ Less than $200,000

Is this income amount combined with that of your spouse?

Yes _____

No _____

Do you expect to reach the same level of income in the current year?

Yes ______

No _____

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7.	In connection with my investment activities, I utilize the services of the following attorney, accountant or other advisor to assist me in analyzing investment opportunities:

(a)	Name of advisor: ______________________________________

(b)	Position or occupation: _________________________________________________

(c)	Business address: _____________________________________________________ _____________________________________________________

8.	Personal data:

Age: _______________________

Marital Status: _______________

Number of dependents: ________

9.	I am an “accredited investor” as defined in Rule 501(a) of Securities and Exchange Commission Regulation D. _______________ (Initials)

10.	I have adequate means of providing my current needs, and possible personal contingencies, and have no need for liquidity in an investment in the Company. _______________ (Initials)

11.	I, together with my advisors, have specific knowledge and experience in related financial and business matters so as to be capable of evaluating the relative economic and operational merits and risks of an investment in the stock. _______________ (Initials)

12.	I hereby certify that I have answered the foregoing questions to the best of my knowledge and that my answers hereto are complete and accurate. _______________ (Initials)

Name (Please Print)

Signature	Date

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Exhibit B TO SECURITIES PURCHASE AGREEMENT

List of Purchasers

No.	Shares	Name	Address
1
2
3
4
Total:

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